EXHIBIT 99.37

                                 MORGAN STANLEY
                                  IXIS 2005-HE4
                                       ARM
                                  3,068 RECORDS
                              BALANCE: 609,091,234

TABLE OF CONTENTS

1. Documentation Level
2. Credit Score
3. Range of Original LTV Ratios (%)
4. Documentation Level - LTV over 85

1. DOCUMENTATION LEVEL

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 % OF
                                                                MORGAGE
                                                 AGGREGATE      POOL BY        AVG     WEIGHTED
                                      NUMBER      CUT-OFF      AGGREGATE     MORTGAGE  AVERAGE      WEIGHTED   WEIGHTED
                                        OF          DATE        CUT-OFF        LOAN     GROSS        AVERAGE   AVERAGE    WEIGHTED
                                     MORTGAGE    PRINCIPAL     PRINCIPAL    PRINCIPAL  INTEREST       GROSS    ORIGINAL   AVERAGE
Documentation Level                   Loans       Balance       Balance      Balance     Rate        Margin      LTV     FICO Score
-----------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                   1421   323,314,149.00      53.08   227,526.00     7.603         6.306     78.42         639
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation                     1593   271,444,292.00      44.57   170,398.00     7.491         6.158     80.45         607
-----------------------------------------------------------------------------------------------------------------------------------
Limited Documentation                    54    14,332,793.00       2.35   265,422.00     7.044         6.178     83.04         630
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 3068   609,091,234.00     100.00   198,530.00     7.540         6.237     79.43         625
-----------------------------------------------------------------------------------------------------------------------------------

2. CREDIT SCORE

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  % OF
                                                                 MORGAGE
                                                 AGGREGATE       POOL BY        AVG     WEIGHTED
                                      NUMBER      CUT-OFF       AGGREGATE     MORTGAGE  AVERAGE      WEIGHTED   WEIGHTED
                                        OF          DATE         CUT-OFF        LOAN     GROSS        AVERAGE   AVERAGE    WEIGHTED
                                     MORTGAGE    PRINCIPAL      PRINCIPAL    PRINCIPAL  INTEREST       GROSS    ORIGINAL   AVERAGE
Credit Score                          Loans       Balance        Balance      Balance     Rate        Margin      LTV     FICO Score
-----------------------------------------------------------------------------------------------------------------------------------
481 - 500                                 6     1,025,871.00       0.17   170,978.00     9.531         6.922     77.17         500
-----------------------------------------------------------------------------------------------------------------------------------
501 - 520                               175    30,254,931.00       4.97   172,885.00     8.846         6.934     72.01         510
-----------------------------------------------------------------------------------------------------------------------------------
521 - 540                               217    37,392,387.00       6.14   172,315.00     8.739         6.853     72.64         531
-----------------------------------------------------------------------------------------------------------------------------------
541 - 560                               230    36,661,886.00       6.02   159,400.00     8.384         6.660     74.94         550
-----------------------------------------------------------------------------------------------------------------------------------
561 - 580                               239    42,057,810.00       6.91   175,974.00     7.984         6.481     78.15         571
-----------------------------------------------------------------------------------------------------------------------------------
581 - 600                               362    62,897,669.00      10.33   173,750.00     7.742         6.349     79.93         591
-----------------------------------------------------------------------------------------------------------------------------------
601 - 620                               365    72,252,987.00      11.86   197,953.00     7.428         6.196     81.59         611
-----------------------------------------------------------------------------------------------------------------------------------
621 - 640                               406    82,765,091.00      13.59   203,855.00     7.329         6.116     80.13         630
-----------------------------------------------------------------------------------------------------------------------------------
641 - 660                               337    75,583,019.00      12.41   224,282.00     7.127         6.054     81.32         650
-----------------------------------------------------------------------------------------------------------------------------------
661 - 680                               266    60,291,599.00       9.90   226,660.00     7.186         6.065     80.72         670
-----------------------------------------------------------------------------------------------------------------------------------
681 - 700                               195    42,200,571.00       6.93   216,413.00     6.885         5.813     82.15         690
-----------------------------------------------------------------------------------------------------------------------------------
701 - 720                                92    20,516,971.00       3.37   223,011.00     6.996         5.897     80.90         711
-----------------------------------------------------------------------------------------------------------------------------------
721 - 740                                83    21,290,698.00       3.50   256,514.00     6.872         6.057     81.06         729
-----------------------------------------------------------------------------------------------------------------------------------
741 - 760                                47    11,939,870.00       1.96   254,040.00     6.669         5.678     81.24         750
-----------------------------------------------------------------------------------------------------------------------------------
761 - 780                                34     8,096,154.00       1.33   238,122.00     6.861         5.754     81.57         769
-----------------------------------------------------------------------------------------------------------------------------------
781 - 800                                10     2,325,390.00       0.38   232,539.00     7.053         5.749     80.08         788
-----------------------------------------------------------------------------------------------------------------------------------
801 - 820                                 4     1,538,330.00       0.25   384,582.00     7.126         6.037     87.66         809
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 3068   609,091,234.00     100.00   198,530.00     7.540         6.237     79.43         625
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 500
Maximum: 816
Non-Zero Weighted Average: 625

3. RANGE OF ORIGINAL LTV RATIOS (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 % OF
                                                                MORGAGE
                                                AGGREGATE       POOL BY        AVG     WEIGHTED
                                     NUMBER      CUT-OFF       AGGREGATE     MORTGAGE  AVERAGE      WEIGHTED   WEIGHTED
                                       OF          DATE         CUT-OFF        LOAN     GROSS        AVERAGE   AVERAGE    WEIGHTED
                                    MORTGAGE    PRINCIPAL      PRINCIPAL    PRINCIPAL  INTEREST       GROSS    ORIGINAL   AVERAGE
Range of Original LTV Ratios (%)     Loans       Balance        Balance      Balance     Rate        Margin      LTV     FICO Score
-----------------------------------------------------------------------------------------------------------------------------------
<= 10.00                                  1       149,810.00       0.02   149,810.00     8.300         6.990     10.00         548
-----------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                             2       139,784.00       0.02    69,892.00     8.361         6.788     13.40         545
-----------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                             4       362,510.00       0.06    90,628.00     7.784         6.683     19.38         649
-----------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                             9       736,320.00       0.12    81,813.00     8.599         6.959     22.34         562
-----------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                            17     1,712,784.00       0.28   100,752.00     8.305         6.747     27.01         586
-----------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                            17     2,966,659.00       0.49   174,509.00     7.967         6.579     32.93         553
-----------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                            20     2,733,620.00       0.45   136,681.00     8.135         6.632     38.52         584
-----------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                            19     2,656,502.00       0.44   139,816.00     8.257         6.596     42.87         581
-----------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                            30     5,780,198.00       0.95   192,673.00     7.956         6.395     48.22         581
-----------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                            40     6,759,109.00       1.11   168,978.00     7.509         6.436     52.80         594
-----------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                            58     9,928,938.00       1.63   171,189.00     8.067         6.721     58.43         579
-----------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                            88    17,459,000.00       2.87   198,398.00     7.552         6.402     63.71         595
-----------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                           169    32,703,917.00       5.37   193,514.00     8.080         6.595     68.84         584
-----------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                           234    48,764,813.00       8.01   208,397.00     7.736         6.451     74.13         590
-----------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                          1412   296,288,979.00      48.64   209,836.00     7.160         6.095     79.83         644
-----------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                           264    51,827,470.00       8.51   196,316.00     7.803         6.204     84.60         593
-----------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                           430    87,264,736.00      14.33   202,941.00     7.810         6.235     89.60         625
-----------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                           141    26,073,787.00       4.28   184,920.00     8.240         6.202     94.60         637
-----------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                          113    14,782,298.00       2.43   130,817.00     8.551         6.759     99.66         660
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 3068   609,091,234.00     100.00   198,530.00     7.540         6.237     79.43         625
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 10.00
Maximum: 100.00
Weighted Average: 79.43

4. DOCUMENTATION LEVEL - LTV OVER 85

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 % OF
                                                                MORGAGE
                                                AGGREGATE       POOL BY        AVG     WEIGHTED
                                     NUMBER      CUT-OFF       AGGREGATE     MORTGAGE  AVERAGE      WEIGHTED   WEIGHTED
                                       OF          DATE         CUT-OFF        LOAN     GROSS        AVERAGE   AVERAGE    WEIGHTED
                                    MORTGAGE    PRINCIPAL      PRINCIPAL    PRINCIPAL  INTEREST       GROSS    ORIGINAL   AVERAGE
Documentation Level - LTV over 85    Loans       Balance        Balance      Balance     Rate        Margin      LTV     FICO Score
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation                      425    69,383,010.00      54.15   163,254.00     7.881         6.261     91.94         618
-----------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                    245    54,295,234.00      42.38   221,613.00     8.128         6.284     91.55         649
-----------------------------------------------------------------------------------------------------------------------------------
Limited Documentation                    14     4,442,577.00       3.47   317,327.00     7.795         6.781     92.22         619
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                  684   128,120,821.00     100.00   187,311.00     7.983         6.288     91.78         631
-----------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.